Subsequent Events	9 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events
RTW PIPE Conversion
On October 22, 2024, funds affiliated with RTW provided notice to the Company of their election under the Amended and Restated RTW Side Letter, to surrender 30,000 shares of Common Stock of the Company representing $7.5 million in consideration for an additional Revenue Interest Financing Agreement. Accordingly, on October 30, 2024, the Company and the funds affiliated with RTW entered into the additional Revenue Interest Financing Agreement (the “New RIFA”). The New RIFA has substantially identical terms and conditions as the
Revenue Interest Financing Agreement
, except that the amount of financing provided under the New RIFA is equal to the conversion amount of $7.5 million.
Restructuring Plan
On November 6, 2024, the Company’s board of directors approved a restructuring plan to reduce operating costs and better align its workforce with the needs of its business. The majority of the restructuring is expected to be completed in the fourth quarter of 2024.
Under the restructuring plan, the Company is reducing its workforce by approximately 113 roles (approximately 50%). In connection with the restructuring, the Company estimates that it will incur one-time
aggregate restructuring charges of approximately $3.5 million, which will be recorded primarily in the fourth quarter of 2024, related to severance payments and other employee-related costs. The cash payments related to the personnel-related restructuring will be paid primarily during the first quarter of 2025. The charges that the Company expects to incur in connection with the workforce reduction are subject to a number of assumptions, and actual results may differ materially. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that
are associated with, the workforce reduction.